Exhibit 10.14

SECOND LEASE ADDENDUM

THIS SECOND LEASE ADDENDUM IS MADE AND ENTERED INTO THIS 23 DAY OF January, 2014, BY AND BETWEEN ALEXANDER PROPERTIES COMPANY, A CALIFORNIA LIMITED PARTNERSHIP (HEREINAFTER REFERRED TO AS “LANDLORD”) AND FIVE9, INC., A DELAWARE CORPORATION (HEREINAFTER REFERRED TO AS “TENANT”).

IT IS AGREED BETWEEN LANDLORD AND TENANT TO MODIFY THE LEASE DATED DECEMBER 16, 2011 AND THE FIRST LEASE ADDENDUM DATED OCTOBER 24, 2012 (HEREINAFTER REFERRED TO AS “LEASE”) IN THE FOLLOWING MANNER:

Section 1. PREMISES

Subsection 1.1 Description. The size of the Premises is hereby increased by 5,510 rentable square feet, located on the fifth floor of Building P, 4000 Executive Parkway, Suite 515 (hereinafter referred to as “Expansion Space B”) for a new total of 67,987 rentable square feet as shown on the attached Exhibit A, effective upon substantial completion of Expansion Space B as evidenced by the execution of Exhibit G attached (hereinafter referred to as the “Effective Date”). On the Effective Date Suite 515 will hereinafter become a part of Suite 520.

Subsection 1.2 Work of Improvement. Landlord agrees at its cost and expense to provide and install the improvements shown on the attached Exhibit C. Any changes to Exhibit C which have been approved by Tenant that increase the cost of the work shall be paid for by Tenant prior to the commencement of construction. Tenant shall be solely responsible for the installation and cost of its phone and data cabling.

Section 3. RENT

Subsection 3.1 Rent. The Base Rent shall hereby increase from ONE HUNDRED THIRTY-EIGHT THOUSAND SEVEN HUNDRED THIRTEEN AND 30/100 DOLLARS ($138,713.30) per month to ONE HUNDRED FIFTY-ONE THOUSAND SEVEN HUNDRED NINETY-NINE AND 55/100 DOLLARS ($151,799.55) per month effective on the Effective Date. The Rental Rate for Expansion Space B is $28.50 per rentable square foot per annum.

Please Initial

Tenant ( MB )

Landlord ( JC )

Section 4. SECURITY DEPOSIT.

The amount in the second sentence of this Section 4 is hereby increased from ONE HUNDRED THIRTY-EIGHT THOUSAND SEVEN HUNDRED THIRTEEN AND 30/100 DOLLARS ($138,713.30) per month to ONE HUNDRED FIFTY-ONE THOUSAND SEVEN HUNDRED NINETY-NINE AND 55/100 DOLLARS ($151,799.55).

Section 5. TAX AND OPERATING COST INCREASES

Subsection 5.2 Tenant’s Share. On the Effective Date Tenant’s Share of Operating Costs shall be increased from 9.89% to 10.76%.

Section 25 MISCELLANEOUS

Subsection 25.21 Right to Terminate. It is expressly understood and agreed that Tenant’s Right To Terminate hereunder shall not apply to Expansion Space A and B, and that the Lease Expiration Date for Expansion Space A and B is February 28, 2018.

Please Initial

Tenant (            )

Landlord ( JC )

With the exception of the modifications set out above, all other terms, covenants and agreements of the Lease shall remain in full force and effect.

Landlord:		Tenant:

Alexander Properties Company,		five9, Inc.
a California limited partnership		a Delaware Corporation

By:	/s/ Jim Clancy	By:	/s/ Michael Burkland
Title:	CFO	Title:

By:	/s/ Steve Barale	By:
Title:	Controller	Title:

Date:	1/24/14	Date:

Expansion Space B:

Bishop Ranch 8, Building P
4000 Executive Parkway, Suite 515
San Ramon, CA 94583

Existing Premises:

Bishop Ranch 8, Building P
4000 Executive Parkway, Suites 400/520
San Ramon, CA 94583

EXHIBIT A

FLOOR PLAN

EXISTING
TENANT SPACE
EXPANSION
SPACE B

Bishop Ranch 8 Building P Fifth Floor

4000 Executive Parkway San Ramon, California

BISHOP RANCH
A Sunset Development Project

5,510 RSF Bishop Ranch 8, Building P 4000 Executive Parkway, Suite 515 San Ramon, CA 94583	Please Initial Tenant ( ) Landlord ( )

1

EXHIBIT C

SPACE PLAN

TO BE PROVIDED

EXHIBIT G

COMMENCEMENT OF SECOND LEASE ADDENDUM

It is hereby agreed to that as of                     , Expansion Space B located at 4000 Executive Parkway, Suite 515, described in the Second Lease Addendum dated                     , by and between ALEXANDER PROPERTIES COMPANY as Landlord and FIVE9, INC. as Tenant, was occupied by Tenant and that said Second Lease Addendum is in full force and effect.

ACKNOWLEDGED AND ACCEPTED:

Landlord:	Tenant:

By:	By:

Date:	Date: